Exhibit 33.1

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                                                                     Countrywide
                                                                      Financial

           ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

      Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-owned subsidiaries, Countrywide Home Loans, Inc. ("CHL"), Countrywide Tax Services Corporation, Newport Management Corporation, and Countrywide Home Loans Servicing, L.P., a wholly-owned subsidiary of CHL (collectively, the "Company"), provides this platform-level assessment, for which Countrywide Financial Corporation and such subsidiaries participated in servicing functions, as such term is described under Title 17,
Section 229.1122 of the Code of Federal Regulations ("Item 1122 of Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item 1122(d) of Regulation AB in regard to the following servicing platform for the following period:

      Platform: publicly-issued (i.e., registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended) residential mortgage-backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan products, sub-prime, HELOC and closed seconds) issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), and for which the related issuer has a fiscal year end of December 31, 2007. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides the servicing functions described in the preceding sentence.

      Period: as of and for the year ended December 31, 2007.

      Applicable Servicing Criteria: all servicing criteria set forth in Schedule A hereto, to the extent required in the related agreements, except the criteria listed in the column titled "Inapplicable Servicing Criteria" on Schedule A hereto and the portions of the criteria footnoted on that schedule that are inapplicable to the Company based on the activities it performs with respect to the Platform.

      With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing
Criteria:

      1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

      2. The Company has assessed compliance with the Applicable Servicing Criteria.

      3. Other than as identified on Schedule B hereto, as of and for the Period, the Company complied in all material respects with the Applicable Servicing Criteria.

      KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance as of and for the year ended December 31, 2007.

                 COUNTRYWIDE FINANCIAL CORPORATION

                 By:     /s/ Steve Bailey
                         -----------------------------
                         Steve Bailey

                 Its: Senior Managing Director and Chief Executive Officer, Loan Administration

                 Dated: February 28, 2008

                 By:     /s/ Kevin Meyers
                         -----------------------------
                         Kevin Meyers

                 Its: Managing Director and Chief Financial Officer, Countrywide Home Loans, Inc. Loan Administration

                 Dated: February 28, 2008

                                   Schedule A

                          Applicable Servicing Criteria

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                                                                         APPLICABLE                     INAPPLICABLE
                       SERVICING CRITERIA                           SERVICING CRITERIA               SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Performed by
                                                                               Performed by     subservicer(s)
                                                                               Vendor(s) for   or vendor(s) for    NOT performed by
                                                                                 which the        which the        the Company or by
                                                                                  Company          Company           subservicer(s)
                                                                  Performed       is the          is NOT the          or vendor(s)
                                                                  Directly      Responsible       Responsible         retained by
      Reference                        Criteria                 by the Company     Party            Party             the Company
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                         General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)         Policies and procedures are instituted to       X
                      monitor any performance or other triggers
                      and events of default in accordance with
                      the transaction agreements.
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1122(d)(1)(ii)        If any material servicing activities are        X
                      outsourced to third parties, policies and
                      procedures are instituted to monitor the
                      third party's performance and compliance
                      with such servicing activities.
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1122(d)(1)(iii)       Any requirements in the transaction                                                              X
                      agreements to maintain a back-up servicer
                      for the pool assets are maintained.
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1122(d)(1)(iv)        A fidelity bond and errors and omissions        X
                      policy is in effect on the party
                      participating in the servicing function
                      throughout the reporting period in the
                      amount of coverage required by and
                      otherwise in accordance with the terms of
                      the transaction agreements.
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                        Cash Collection and Administration
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1122(d)(2)(i)         Payments on pool assets are deposited into      X
                      the appropriate custodial bank accounts
                      and related bank clearing accounts no more
                      than two business days following receipt,
                      or such other number of days specified in
                      the transaction agreements.
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1122(d)(2)(ii)        Disbursements made via wire transfer on         X
                      behalf of an obligor or to an investor are
                      made only by authorized personnel.
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1122(d)(2)(iii)       Advances of funds or guarantees regarding       X
                      collections, cash flows or distributions,
                      and any interest or other fees charged for
                      such advances, are made, reviewed and
                      approved as specified in the transaction
                      agreements.
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1122(d)(2)(iv)        The related accounts for the transaction,       X
                      such as cash reserve accounts or accounts
                      established as a form of
                      overcollateralization, are separately
                      maintained (e.g., with respect to
                      commingling of cash) as set forth in the
                      transaction agreements.
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                     INAPPLICABLE
                       SERVICING CRITERIA                           SERVICING CRITERIA               SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Performed by
                                                                               Performed by     subservicer(s)
                                                                               Vendor(s) for   or vendor(s) for    NOT performed by
                                                                                 which the        which the        the Company or by
                                                                                  Company          Company           subservicer(s)
                                                                  Performed       is the          is NOT the          or vendor(s)
                                                                  Directly      Responsible       Responsible         retained by
      Reference                        Criteria                 by the Company     Party            Party             the Company
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)         Each custodial account is maintained at a       X
                      federally insured depository institution as
                      set forth in the transaction agreements.
                      For purpose of this criterion, "federally
                      insured depository institution" with
                      respect to a foreign financial institution
                      means a foreign financial institution that
                      meets the requirements of Rule
                      13k-1(b)(1) of the Securities Exchange Act.
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1122(d)(2)(vi)        Unissued checks are safeguarded so as to        X
                      prevent unauthorized access.
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1122(d)(2)(vii)       Reconciliations are prepared on a monthly       X
                      basis for all asset-backed securities
                      related bank accounts, including custodial
                      accounts and related bank clearing
                      accounts. These reconciliations are (A)
                      mathematically accurate; (B) prepared
                      within 30 calendar days after the bank
                      statement cutoff date, or such other
                      number of days specified in the
                      transaction agreements; (C) reviewed and
                      approved by someone other than the person
                      who prepared the reconciliation; and (D)
                      contain explanations for reconciling
                      items. These reconciliating items are resolved
                      within 90 calendar days of their original
                      identification, or such other number of
                      days specified in the transaction
                      agreements.
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                         Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)         Reports to investors, including those to        X(1)
                      be filed with the Commission, are
                      maintained in accordance with the
                      transaction agreements and applicable
                      Commission requirements. Specifically,
                      such reports (A) are prepared in
                      accordance with timeframes and other terms
                      set forth in the transaction agreements;
                      (B) provide information calculated in
                      accordance with the terms specified in the
                      transaction agreements; (C) are filed with
                      the Commission as required by its rules
                      and regulations; and (D) agree with
                      investors' or the trustee's records as to
                      the total unpaid principal balance and
                      number of pool assets serviced by the
                      Servicer.
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


---------------------
      (1) Servicing functions performed by the Company with respect to Item 1122(d)(3)(i)(B) do not relate to information other than that contained in the monthly remittance reports delivered by the Company to the master servicer, trustee, and/or bond administrator. Servicing functions performed by the Company with respect to Item 1122(d)(3)(i)(D) do not relate to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the Company.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                     INAPPLICABLE
                       SERVICING CRITERIA                           SERVICING CRITERIA               SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Performed by
                                                                               Performed by     subservicer(s)
                                                                               Vendor(s) for   or vendor(s) for    NOT performed by
                                                                                 which the        which the        the Company or by
                                                                                  Company          Company           subservicer(s)
                                                                  Performed       is the          is NOT the          or vendor(s)
                                                                  Directly      Responsible       Responsible         retained by
      Reference                        Criteria                 by the Company     Party            Party             the Company
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)        Amounts due to investors are allocated and      X(2)
                      remitted in accordance with timeframes,
                      distribution priority and other terms set
                      forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)       Disbursements made to an investor are           X(3)
                      posted within two business days to the
                      Servicer's investor records, or such
                      other number of days specified in the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)        Amounts remitted to investors per the           X(4)
                      investor reports agree with cancelled
                      checks, or other forms of payment, or
                      custodial bank statements.
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                          Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)         Collateral or security on pool assets           X(5)
                      is maintained as required by the
                      transaction agreements or related
                      mortgage loan documents.
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1122(d)(4)(ii)        Pool asset and related documents are            X(5)
                      safeguarded as required by the
                      transaction agreements.
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1122(d)(4)(iii)       Any additions, removals or                      X
                      substitutions to the asset pool are
                      made, reviewed and approved in
                      accordance with any conditions or
                      requirements in the transaction
                      agreements.
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1122(d)(4)(iv)        Payments on pool assets, including any          X
                      payoffs, made in accordance with the
                      related pool asset documents are
                      posted to the Servicer's obligor
                      records maintained no more than two
                      business days after receipt, or such
                      other number of days specified in the
                      transaction agreements, and allocated
                      to principal, interest or other items
                      (e.g., escrow)
-----------------------------------------------------------------------------------------------------------------------------------

---------------------
      (2) Servicing functions performed by the Company with respect to Item 1122(d)(3)(ii) do not relate to amounts other than amounts remitted by the Company to the master servicer, trustee, and/or bond administrator.

      (3) Servicing functions performed by the Company with respect to Item 1122(d)(3)(iii) do not relate to records other than the applicable custodial bank account statements maintained by the Company pursuant to the transaction agreements.

      (4) Servicing functions performed by the Company with respect to Item 1122(d)(3)(iv) do not relate to records other than custodial bank account statements and wire records of the Company and the remittance reports prepared and delivered by the Company.

      (5) Servicing functions performed by the Company with respect to Item 1122(d)(4)(i) and Item 1122(d)(4)(ii) do not relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such functions for the related transaction.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                     INAPPLICABLE
                       SERVICING CRITERIA                           SERVICING CRITERIA               SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Performed by
                                                                               Performed by     subservicer(s)
                                                                               Vendor(s) for   or vendor(s) for    NOT performed by
                                                                                 which the        which the        the Company or by
                                                                                  Company          Company           subservicer(s)
                                                                  Performed       is the          is NOT the          or vendor(s)
                                                                  Directly      Responsible       Responsible         retained by
      Reference                        Criteria                 by the Company     Party            Party             the Company
-----------------------------------------------------------------------------------------------------------------------------------
                      in accordance with the                          X
                      related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)         The Servicer's records regarding the            X
                      pool assets agree with the Servicer's
                      records with respect to an obligor's
                      unpaid principal balance.
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1122(d)(4)(vi)        Changes with respect to the terms or            X
                      status of an obligor's pool assets
                      (e.g., loan modifications or
                      re-agings) are made, reviewed and
                      approved by authorized personnel in
                      accordance with the transaction
                      agreements and related pool asset
                      documents.
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1122(d)(4)(vii)       Loss mitigation or recovery actions             X
                      (e.g., forbearance plans,
                      modifications and deeds in lieu of
                      foreclosure, foreclosures and
                      repossessions, as applicable) are
                      initiated, conducted and concluded in
                      accordance with the timeframes or
                      other requirements established by the
                      transaction agreements.
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1122(d)(4)(viii)      Records documenting collection efforts          X
                      are maintained during the period a
                      pool asset is delinquent in accordance
                      with the transaction agreements. Such
                      records are maintained on at least a
                      monthly basis, or such other period
                      specified in the transaction
                      agreements, and describe the entity's
                      activities in monitoring delinquent
                      pool assets including, for example,
                      phone calls, letters and payment
                      rescheduling plans in cases where
                      delinquency is deemed temporary (e.g.,
                      illness or unemployment).
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1122(d)(4)(ix)        Adjustments to interest rates or rates          X
                      of return for pool assets with
                      variable rates are computed based on
                      the related pool asset documents.
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1122(d)(4)(x)         Regarding any funds held in trust for           X
                      an obligor (such as escrow accounts):
                      (A) such funds are analyzed, in
                      accordance with the obligor's pool
                      asset documents, on at least an annual
                      basis, or such other period specified
                      in the transaction agreements; (B)
                      interest on such funds is paid, or
                      credited, to obligors in accordance
                      with applicable pool asset documents
                      and state laws; and (C) such funds are
                      returned to the obligor within 30
                      calendar days of full repayment of the
                      related pool assets, or such other
                      number of days specified in the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                     INAPPLICABLE
                       SERVICING CRITERIA                           SERVICING CRITERIA               SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Performed by
                                                                               Performed by     subservicer(s)
                                                                               Vendor(s) for   or vendor(s) for    NOT performed by
                                                                                 which the        which the        the Company or by
                                                                                  Company          Company           subservicer(s)
                                                                  Performed       is the          is NOT the          or vendor(s)
                                                                  Directly      Responsible       Responsible         retained by
      Reference                        Criteria                 by the Company     Party            Party             the Company
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)        Payments made on behalf of an obligor         X
                      (such as tax or insurance payments)
                      are made on or before the related
                      penalty or expiration dates, as
                      indicated on the appropriate bills or
                      notices for such payments, provided
                      that such support has been received by
                      the Servicer at least 30 calendar days
                      prior to these dates, or such other
                      number of days specified in the
                      transaction agreements.
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1122(d)(4)(xii)       Any late payment penalties in                 X
                      connection with any payment to be made
                      on behalf of an obligor are paid from
                      the Servicer's funds and not charged
                      to the obligor, unless the late
                      payment was due to the obligor's
                      error or omission.
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1122(d)(4)(xiii)      Disbursements made on behalf of an            X
                      obligor are posted within two business
                      days to the obligor's records
                      maintained by the Servicer, or such
                      other number of days specified in the
                      transaction agreements.
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1122(d)(4)(xiv)       Delinquencies, charge-offs and                X
                      uncollectible accounts are recognized
                      and recorded in accordance with the
                      transaction agreements.
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1122(d)(4)(xv)        Any external enhancement or other             X(6)
                      support, identified in Item
                      1114(a)(1) through (3) or Item 1115 of
                      Regulation AB, is maintained
                      as set forth in the transaction
                      agreements.
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

---------------------
      (6) Servicing functions performed by the Company with respect to Item 1122(d)(4)(xv) do not relate to Item 1115 of Regulation AB (derivative transactions).

                                   Schedule B

                       Material Instances of Noncompliance

No material instances of noncompliance: the Company has complied, in all material respects, with the Applicable Servicing Criteria as of and for the year ended December 31, 2007.